Exhibit 10.11
TERMINATION OF TRUST AGREEMENT
AND RELEASE AND INDEMNIFICATION OF TRUSTEE

This Agreement dated January 10, 2005 is among ALEA LONDON LIMITED, a United Kingdom domiciled company (the "Grantor"); COAST NATIONAL INSURANCE COMPANY, a California domiciled insurance company, SECURITY NATIONAL INSURANCE COMPANY, a Florida domiciled insurance company, BRISTOL WEST INSURANCE COMPANY (formerly Reliant Insurance Company), a Pennsylvania domiciled insurance company and BRISTOL WEST CASUALTY INSURANCE COMPANY (formerly Reliant Casualty Insurance Company), an Ohio domiciled insurance company (collectively referred to herein as the "Beneficiary"); and BROWN BROTHERS HARRIMAN TRUST COMPANY, LLC, a New York limited purpose trust company formed under the New York banking regulations (the "Trustee"), (collectively known as the "Parties").

WHEREAS:

1.  The Grantor and the Beneficiary have entered into certain Reinsurance Agreements pursuant to which the Beneficiary has reinsured certain losses and expenses with the Grantor (the "Reinsurance Agreements");

2.  The Grantor entered into a trust agreement dated as of January 1, 2002 with the Trustee for the sole and exclusive benefit of the Beneficiary for the purpose of providing security for the Grantor's obligations under the Reinsurance Agreements (the "Trust Agreement");

3.  On or about the date of execution of the Trust Agreement, the Grantor delivered assets to the Trustee to be held in the account established by the Trustee identified on the books and records of the Trustee as Account Number 7865702 (the "Trust Account");

4.  The Grantor and the Beneficiary desire to terminate the Trust Agreement upon delivery of all the assets as instructed in the Attached Schedule B, including assets substituted or purchased with the redemption proceeds of any of the scheduled assets or the cash proceeds thereof, in the Trust Account, as shown in the attached Schedule A; and

5.  The Grantor and Beneficiary have requested the Trustee to forego its right to a judicial accounting of its proceedings as trustee and desire to (i) approve the proceedings of the Trustee from inception of the trust to the date of this termination agreement and (ii) release and indemnify the Trustee from and against any liability in connection with its administration of the trust, including but not limited to the delivery of all of the trust assets in the Trust Account as directed herein by the Grantor and the Beneficiary.

NOW, THEREFORE, for and in consideration of the premises and/or other good and valuable consideration, the receipt of which is hereby acknowledged, the Parties hereby agree as follows:

(A)  As required under Section 11 of the Trust Agreement, the Grantor and the Beneficiary hereby give notice to the Trustee that the Trust Agreement and the trusts created thereby shall terminate AND the Parties consent to the termination of the Trust Agreement and the trusts created thereby, effective January, 21 2005 (the “Termination Date”).

(B)  The Trustee hereby acknowledges that it has waived thirty (30) days’ prior written notice of such termination as permitted under Section 11 of the Trust Agreement. The Trustee hereby further acknowledges that the Grantor has paid all sums due the Trustee for the Trustee’s fees and expenses as required under Section 8 of the Trust Agreement.

(C)  The Grantor and the Beneficiary do hereby jointly and severally:

1)  REPRESENT that they are familiar with the provisions of the Trust Agreement, have requested the Trustee to settle its account by this agreement in order to minimize the expense of accounting and have had full access to the trust records and account statements and the opportunity to review said records and statements with the assistance of such advisers as they deem necessary; and

2)  RELEASE, INDEMNIFY and HOLD HARMLESS the Trustee from and against any liability or charges of any kind or nature whatsoever (including, but not limited to attorneys fees or expenses) which it may incur or which at any time may be made against it, whatsoever for and on account of any matter growing out of or in any way connected with the Trust or the administration and distribution thereof, including but not limited to the distribution of all the assets in the Trust Account as directed herein.

(D)  This agreement shall bind the Parties and their respective successors, affiliates and assigns.

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(E)  This agreement may be executed by the Parties hereto in any number of counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one single instrument.

IN WITNESS WHEREOF, the Parties hereto have set their hands to be legally bound effective as of the date first written above.

ALEA LONDON LIMITED
as Grantor

By:	/s/ Stephen Paul Cane
Title:	CEO

BROWN BROTHERS HARRIMAN TRUST COMPANY, LLC
as Trustee

By:	/s/ Arleen Bolton
Title:	Senior Vice President

COAST NATIONAL INSURANCE COMPANY
as Beneficiary

By:	/s/ Jeffrey John Dailey
Title:	President

SECURITY NATIONAL INSURANCE COMPANY
as Beneficiary

By:	/s/ Simon Noonan
Title:	President

BRISTOL WEST INSURANCE COMPANY
as Beneficiary

By:	/s/ Jeffrey John Dailey
Title:	President

BRISTOL WEST CASUALTY INSURANCE COMPANY
as Beneficiary

By:	/s/ Jeffrey John Dailey
Title:	Vice President

Cheeswrights
Notaries Public
10 Philpot Lane London EC3M 8BR
Telephone: 202 7623 9477 (or) 07000 NOTARIES
Facsimile: 202 7623 5428
E-mail: notary@cheeswrights.co.uk
www.cheeswrights.co.uk
DX 627/London City EC3

TO ALL TO WHOM THESE PRESENTS SHALL COME, I EDWARD GARDINER of the City of London NOTARY PUBLIC by royal authority duly admitted and sworn DO HEREBY CERTIFY the genuineness of the signature of STEPHEN PAUL CANE subscribed to the document hereunto annexed, such signature being in the own, true and proper handwriting of the said Stephen Paul Cane, director of the company styled ALEA LONDON LIMITED of London, England.

IN FAITH AND TESTIMONY WHEREOF I the said notary have subscribed my name and affixed my seal of office at London aforesaid this nineteenth day of January in the year two thousand and five.

SCHEDULE A

Assets

Par Value/	Par Value/
Original Face	Current Face	Security Description	Cusip
63,600,000	63,600,000	UST BILLS DUE 0% 1/13/05	912795RV5
15,100,000	15,100,000	UST BILLS DUE 0% 1/18/2005	912795TG6
1,250,000	1,250,000	AMERICAN EX CEN 4.375% 7/30/09	02581FVU0
1,500,000	1,500,000	BANK OF AMERICA 7.4% 1/15/11	060505AG9
1,900,000	1,900,000	BOIT 2003-A9 A9 3.86% 10/15/08	06423RBE5
600,000	600,000	BOSTON EDISON 4.875% 4/15/14	100599BV0
500,000	500,000	CATERPILLAR FIN 5.95% 05/01/06	14911RAD1
1,600,000	1,600,000	CCCIT 02-A1 A1 4.95% 2/9/09	17305EAV7
1,275,000	1,275,000,	CHASE MHTTN BK 7.43% 8/15/31	161582AB7
1,250,000	1,250,000	DAIMLER 2002B A4 3.53% 12/6/07	23383VBS8
1,800,000	1,800,000	DCAT 02-C A4 3.09% 1/8/08	23383VBW9
2,000,000	1,806,247	FHLM GOLD#B12814 4.5% 3/1/19	312965DT0
28,572	16,228	FHLM GOLD#E92283 5.5% 10/1/17	3128GWRC4
1,561,375	410,427	FHLM GOLD#G11038 5.5% 7/1/15	31283KEK0
500,000	500,000	FIRSTAR BANK V/R 7/5/10	3376A1AA5
1,750,000	1,750,000	GENERAL ELECTRIC 5% 2/1/13	369604AY9
2,408,795	2,018,841	GNMA #625608 535% 12/15/18	36291EAH4
675,000	675,000	GOLDMAN SACHS 3.875% 01/15/09	38143UAA9
500,000	500,000	GOLDMAN SACHS 4.75% 7/15/13	38141GDK7
1,200,000	1,200,000	GS MORTGAGE 6.62% 10/18/30	36228CCK7
1,900,000	1,704,013	GSR 2004-11 4.48% 9/25/34	36242DFP3
2,500,000	2,500,000	HAROT 04-2 A3 3.3% 6/15/08	43811LAC6
250,000	250,000	HOUSEHOLD FIN 4.625% 1/15/08	441812KC7
1,100,000	1,100,000	HOUSEHOLD FIN 6.375% 10/15/11	441812JW5
350,000	350,000	JP MORGAN CHASE 5.25% 5/30/04	46625HAP5
1,450,000	1,450,000	JPMCC01-CIB2 A3 6.429% 4/15/35	46625MCU1
1,400,000	1,400,000	LBUBS 03-C3 A3 4.063% 1/17/13	52108HRB2
1,250,000	1,250,000	LBUBS 03-C5 A3 4.254% 4/17/13	52108HSZ8
200,000	200,000	MOBIL CORP 8.625% 08/15/21	607059AT9
2,025,000	1,029,812	SACS 02-AL1 A2 3.45% 2/25/32	86358RXY8
500,000	500,000	SALOMO 00-C3 A2 6.592% 12/18/33	79548CAB2
1,475,000	1,475,000	SLMA 2004-7 A1 V/R 4/25/06	78442GMF0
1,100,000	1,100,000	SUNTRUST BANK 4% 10/15/08	867914AX1
875,000	875,000	US BANK NA 2.87% 2/1/07	90331HJA2
890,000	890,000	UST BDS 6% 2/15/26	912810EW4
600,000	600,000	VERIZON GLOBAL 4% 1/15/08	92344GAU0
350,000	350,000	VERIZON NJ INC 5.875% 1/17/12	92344UAA3
1,700,000	1,700,000	WELLS FARGO & COMP 4% 8/15/08	949746JB8
350,000	350,000	WELLS FARGO CO 5.9% 5/21/06	949746CD1
50,000	50,000	WELLS FARGO 3.5% 4/4/08	949746EX5
3,500,000	3,380,097	WFMBS 04-H A1 4.54% 6/25/34	94979TAA4
250,000	239,301	WFMBS 04-K 1A2 4349% 7/25/34	94981VAB3

Cash:		$97,513.05

SCHEDULE  B

Delivery Instructions to the Trustee

Cash to be delivered to the Beneficiary:

Commutation Amount:	$ 78,702,314.00
Opportunity Cost:	$ 107,123.00
Total Amount Due to Beneficiary	$ 78,595,191.00

Amount:	$78,595,191.00
Bank Name:	Mellon Bank
ABA No.:	043000261
Account No.:	119-6471
Account Name:	Bristol West Holdings, Inc.
Reference:	Alea London Bristol West Commutation, Attn Deb Byrnes 412-
234-8788

Cash and Assets to be Delivered to the Grantor:

Amount: Balance of Cash and Assets in excess of amounts due the Beneficiary
Transfer to:
Brown Brothers Harriman & Co.
Account No. 1001288
Account Name: Alea London Limited